ADVANCED SERIES TRUST

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

Supplement dated October 7, 2020 to the

Currently Effective Prospectus

This supplement should be read in conjunction with the currently effective Prospectus for the AST Neuberger Berman/LSV Mid- Cap Value Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Prospectus.

New Subadvisory Arrangements, Strategy Changes and Name Change

The Board of Trustees of the Trust, on behalf of the Portfolio, approved the following changes: (i) replacing Neuberger Berman Investment Advisers LLC and LSV Asset Management with Massachusetts Financial Services Company (MFS), Wellington Management Company LLP (Wellington Management) and Victory Capital Management Inc. (Victory Capital); (ii) changing the name of the Portfolio to "AST Mid-Cap Value Portfolio"; and (iii) revising the principal investment strategies of the Portfolio. These changes are expected to become effective on February 22, 2021.

To reflect these changes, the Prospectus relating to the Portfolio is hereby revised as follows, effective February 22, 2021:

A.All references in the Prospectus to "AST Neuberger Berman/LSV Mid-Cap Value Portfolio" are hereby changed to "AST Mid- Cap Value Portfolio."

B.The description of the Portfolio's principal investment strategies in the "SUMMARY: AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO – INVESTMENTS, RISKS AND PERFORMANCE" section of the Prospectus is hereby deleted and replaced with the description set forth below:

Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by medium capitalization companies. For purposes of the Portfolio, mid-capitalization companies are generally those that have market capitalizations between $1 billion and 120% of the market capitalization of the largest company included in the Russell Midcap Value Index.

The assets of the Portfolio are independently managed by three subadvisers under a multi-manager structure. The subadvisers are Massachusetts Financial Services Company (MFS), Wellington Management Company LLP (Wellington Management), and Sycamore Capital, an investment franchise of Victory Capital Management Inc. (Victory Capital). MFS uses an active, bottom-up investment approach to identify stocks of companies that it believes are undervalued compared to their perceived worth. Wellington Management uses a contrarian investment approach of purchasing stocks the portfolio management team believes to be misunderstood by the marketplace, utilizing proprietary research resources within a disciplined, bottom-up investment process. Victory Capital uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below Victory Capital's assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

C.The table in the "SUMMARY: AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO – MANAGEMENT OF THE PORTFOLIO" section of the Prospectus is hereby deleted and replaced with the table set forth below:

Investment	Subadvisers	Portfolio Managers	Title	Service Date
Managers
PGIM Investments		Brian Ahrens	Senior Vice	February 2021
LLC			President, Strategic
Investment Research
Group
AST Investment		Andrei O. Marinich,	Vice President,	February 2021
Services, Inc.		CFA	Strategic Investment
Research Group

Investment	Subadvisers	Portfolio Managers	Title	Service Date
Managers
		Todd L. Kerin	Vice President,	February 2021
Portfolio Manager
		Saleem Z. Banatwala,	Director, Portfolio	February 2021
		CFA	Manager
	Massachusetts Financial	Brooks Taylor	Investment Officer	February 2021
Services Company
		Kevin Schmitz	Investment Officer	February 2021

	Victory Capital	Gary Miller	Chief Investment	February 2021
	Management Inc.		Officer of Sycamore
Capital
	Wellington Management	Greg Garabedian	Senior Managing	February 2021
	Company LLP		Director and Equity
Portfolio Manager

D.The section of the Prospectus entitled "MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO – Principal Investment Policies" is hereby deleted and replaced with the information set forth below:

In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by medium capitalization companies. For purposes of the Portfolio, mid- capitalization companies are generally those that have market capitalizations between $1 billion and 120% of the market capitalization of the largest company included in the Russell Midcap Value Index.

The assets of the Portfolio are independently managed by three subadvisers under a multi-manager structure. The subadvisers are Massachusetts Financial Services Company (MFS), Wellington Management Company LLP (Wellington Management), and Sycamore Capital, an investment franchise of Victory Capital Management Inc. (Victory Capital). The subadvisers use bottom-up, fundamental research approaches.

MFS is responsible for managing a portion of the Portfolio's assets. MFS normally invests the portion of the Portfolio's assets assigned to it primarily in equity securities. Equity securities include common stocks, equity interests in real estate investment trusts (REITs), and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer. MFS focuses on investing the portion of the Portfolio's assets assigned to MFS in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. MFS may invest the Portfolio's assets in foreign securities. MFS normally invests the Portfolio's assets across different industries and sectors, but MFS may invest a significant percentage of the Portfolio's assets in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

Victory Capital, through its investment franchise, Sycamore Capital, is responsible for managing a portion of the Portfolio's assets. Victory Capital invests in companies that it believes to be of high quality based on criteria such as market share position, profitability, balance sheet strength, competitive advantages, management competence and the ability to generate excess cash flow. Victory Capital uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below Victory Capital's assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. Victory Capital may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified, or if the fundamentals of the company deteriorate.

Wellington Management employs a contrarian investment approach of purchasing stocks the portfolio team believes to be misunderstood by the marketplace, utilizing proprietary research resources within a disciplined, bottom-up investment process. Wellington Management's investment philosophy centers on the belief that investors often misprice equities due to behavioral biases such as anchoring and/or recency bias. During times of stress, investors are often overcome by emotion, myopically focused on short-term results and typically lack the depth and conviction to take a contrarian perspective. Through a structured focus on a combination of valuation, quality, and capital return, the Wellington Management team seeks to opportunistically capitalize on stock dislocations with a competitively advantaged assessment of earnings power and business quality. Wellington Management will sell a stock when it reaches/approaches our target price, exceeds our market-cap limitations, fundamentals deteriorate, or if we find better risk/reward opportunities elsewhere.

 The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

E.The section of the Prospectus entitled "HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Neuberger Berman/LSV Mid-Cap Value Portfolio" is hereby deleted and replaced with the information set forth below:

AST Mid-Cap Value Portfolio

PGIM Investments. Brian Ahrens, Andrei Marinich, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the Portfolio's asset allocations.

Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.

Andrei Marinich, CFA, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' SIRG. This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.

Todd L. Kerin is a Vice President and member of SIRG's Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor's working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P's Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.

Saleem Z. Banatwala, CFA, joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with SIRG. Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.

MFS Segment. The MFS co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by MFS are Brooks Taylor and Kevin Schmitz.

Brooks Taylor, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 1996.

Kevin Schmitz, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2002.

Victory Capital Segment. The Victory Capital portfolio manager who is primarily responsible for the day-to-day management of the segment of the Portfolio managed by Victory Capital is Gary Miller. Biography for Mr. Miller is provided below.

Gary Miller is the CIO and lead portfolio manager of Sycamore Capitals's Small Cap Value Equity and Mid Cap Value Equity strategies. He has been associated with Victory Capital or an affiliate since 1987.

 Wellington Management Segment. The Wellington Management portfolio manager who is primarily responsible for the day-to-day management of the segment of the Portfolio managed by Wellington Management is Greg Garabedian.

 Gregory J. Garabedian, Senior Managing Director and Equity Portfolio Manager. Greg is an equity portfolio manager on the Opportunistic Value Team. He manages equity assets on behalf of clients, drawing on research from Wellington Management's global industry analysts, equity portfolio managers, and team analysts. He currently manages the Mid Cap Value and Select Mid Cap Value portfolios. Previously, Greg was an equity research analyst on the Opportunistic Value Team, responsible for conducting fundamental analysis on global equity investments in the insurance, industrials, capital goods, and agricultural industries.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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